Exhibit 10.5

THE SCOTTS COMPANY LLC

Certificate

I, Denise S. Stump, the Executive Vice President, Global Human Resources, of The Scotts Company LLC, hereby certify that the Fourth Amendment to The Scotts Company LLC Executive Retirement Plan, as Amended and Restated as of January 1, 2011, attached hereto as Exhibit I, was implemented by me this day and made effective as of the date set forth herein.

This action is taken by me on behalf of The Scotts Company LLC pursuant to delegations made to me by the Compensation and Organization Committee of the Board of Directors of The Scotts Miracle-Gro Company on December 11, 2013, and August 8, 2007, which delegations remain in full force and effect as of the date of this Certificate.

THE SCOTTS COMPANY LLC

/s/ DENISE S. STUMP Denise S. Stump Executive Vice President, Global Human Resources

Dated: December 31, 2013

Exhibit I

FOURTH AMENDMENT
TO
THE SCOTTS COMPANY LLC EXECUTIVE RETIREMENT PLAN
(Amended and Restated as of January 1, 2011)

WHEREAS, The Scotts Company LLC (the “Company”) sponsors The Scotts Company LLC Executive Retirement Plan (as the same has been amended through the date hereof, the “Plan”); and

WHEREAS, Plan Section XI provides that the Plan may be amended by the Compensation and Organization Committee of the Board of Directors or its delegate; and

WHEREAS, the Company wants to amend the Plan as set forth herein; and

WHEREAS, capitalized terms used herein but not defined herein have the meanings given to such terms under the Plan;

NOW THEREFORE, the Plan is amended as follows, effective January 1, 2014:

I.    Plan Section I, “Name and Purpose,” is amended by adding the following paragraph at the end thereof:

Effective with respect to calendar years beginning on and after January 1, 2014, the Plan was revised to include provisions regarding Supplemental Retirement Awards.

II.    Plan Section II, “Definitions,” is amended by replacing the second sentence of the definition of “Account” or “Accounts” with the following sentence:

A Participant’s Account shall consist of an Incentive Deferral Account (effective January 1, 2009; previously the Deferred Executive Management Incentive Pay Account), a Deferred Compensation Account, a Matching Account, a Retirement Account (with respect to Employer allocations under Section IV.D(1) for Plan Years ended prior to January 1, 2011), a Transitional Contributions Account, a Retention Award Account and a Supplemental Retirement Award Account.

III.    Plan Section II, “Definitions,” is further amended by replacing the definition of “Executive Management Incentive Plan” with the following:

“Executive Management Incentive Plan” means The Scotts Company LLC Management Incentive Plan or The Scotts Company LLC Amended and Restated Executive Incentive Plan.

IV.    Plan Section II, “Definitions,” is further amended by adding the following sentence at the end of the definition of “Separation from Service:”

Notwithstanding the foregoing, Separation from Service does not include a Participant’s termination of employment on account of death or Disability.

V.    Plan Section II, “Definitions,” is further amended by adding a definition of “Supplemental Retirement Award” to read as follows:

“Supplemental Retirement Award” means an award, allocable to a Participant’s Supplemental Retirement Award Account in accordance with Section IV.D(6). The designation of the Participants who receive a Supplemental Retirement Award and the amount of such Supplemental Retirement Award shall be determined by the Committee in its discretion.

VI.    Section A, “Establishment of Accounts,” of Plan Section IV, “Accounts,” is amended by replacing the second sentence with the following sentence:

A Participant’s Account shall consist of an Incentive Deferral Account (effective January 1, 2009; previously a Deferred Executive Management Incentive Pay Account), a Deferred Compensation Account, a Matching Account, a Retirement Account (with respect to Employer allocations under Section IV.D(1) for Plan Years ended prior to January 1, 2011), a Transitional Contributions Account, a Retention Award Account and a Supplemental Retirement Award Account.

VII.    Subsection 2(b) of Section D, “Employer Contributions,” of Plan Section IV, “Accounts,” is amended by replacing the final sentence with the following sentence:

Matching contributions shall be determined and credited to a Participant’s Matching Account between January 1 and March 31 of the Plan Year following the Plan Year to which they apply.

VIII.    Section D, “Employer Contributions,” of Plan Section IV, “Accounts,” is amended by adding the following subsection IV.D.(6):

(6) Supplemental Retirement Award. The Employer shall allocate the amount, if any, as determined by the Committee to the Participant’s Supplemental Retirement Award Account at the time specified by the Committee.

IX.    The first paragraph of Section A. “Time of Distribution,” of Plan Section V, “Method of Distribution of Deferred Compensation,” is amended by deleting the phrase “(other than a Retention Award Account)” each time it appears therein and replacing it with the phrase “(other than a Retention Award Account or a Supplemental Retirement Award Account)”.

X.    Section A, “Time of Distribution,” of Plan Section V, “Method of Distribution of Deferred Compensation,” is further amended by adding the following language as the third paragraph thereof:

Amounts credited to a Participant’s Supplemental Retirement Award Account shall be distributed upon the earliest to occur of (a) the Participant’s Separation from Service, (b) the Participant’s death or (c) the Participant’s Disability.

XI.    The fourth sentence of Section B, “Form of Distribution,” of Plan Section V, “Method of Distribution of Deferred Compensation,” is amended to read as follows:

Effective for calendar years beginning on or after January 1, 2009, or fiscal years beginning on or after October 1, 2008, as applicable, a Participant shall elect one form of distribution with respect to any Base Salary Deferral Election (other than elections made under Section IV.C(2) in such calendar year), Performance Award Deferral Election, Bonus Deferral Election or Supplemental Retirement Award made in the same calendar year, and shall deliver such form of distribution election to the recordkeeper at the time the deferral elections for the applicable calendar or fiscal years are made, or in the case of distributions from the Retention Award Account, in accordance with the written agreement evidencing the Participant’s Retirement Award.

XII.    Section F, “Personal Liability,” of Plan Section XII, “General Provisions,” is amended to read as follows:

Personal Liability. Except as otherwise expressly provided herein, no member of the Benefits Administrative Committee or the Committee, and no officer, director, employee or agent of the Employer, shall have any liability to any person, firm or corporation based on or arising out of the Plan, except in the case of willful misconduct or fraud.

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